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                      INSURANCE AND REIMBURSEMENT AGREEMENT


                                      among


                           MBIA INSURANCE CORPORATION,

             ABFS MORTGAGE LOAN WAREHOUSE TRUST 2001-1, as the Trust

                        ABFS OSO, INC., as the Depositor

          AMERICAN BUSINESS CREDIT, INC., as Originator and as Servicer

                    HOMEAMERICAN CREDIT, INC., as Originator

            AMERICAN BUSINESS MORTGAGE SERVICES, INC., as Originator

          AMERICAN BUSINESS FINANCIAL SERVICES, INC., as the Guarantor

                 THE CHASE MANHATTAN BANK, as Indenture Trustee

                                       and

             TRIPLE-A ONE FUNDING CORPORATION, as Initial Purchaser





                           Dated as of March 28, 2001

================================================================================




                                TABLE OF CONTENTS

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TABLE OF CONTENTS.................................................................................................i

ARTICLE I
         DEFINITIONS..............................................................................................4
         Section 1.1.  General Definitions........................................................................4
         Section 1.2.  Generic Terms..............................................................................5

ARTICLE II
         THE INSURANCE POLICY; REIMBURSEMENT......................................................................5
         Section 2.1.  Insurance Policy...........................................................................5
         Section 2.2.  Conditions Precedent to Issuance of the Insurance Policy...................................5
         Section 2.3.  Premium Supplement.........................................................................8
         Section 2.4.  Reimbursement Obligations..................................................................8
         Section 2.5.  Option to Fund Payments....................................................................9
         Section 2.6.  Subrogation................................................................................9

ARTICLE III
         REPRESENTATIONS AND WARRANTIES...........................................................................9
         Section 3.1.  Representations and Warranties of the ABFS Companies.......................................9
         Section 3.2.  Representations and Warranties Incorporated by Reference..................................11

ARTICLE IV
         COVENANTS...............................................................................................11
         Section 4.1.  Affirmative Covenants of the Originators..................................................11
         Section 4.2.  Affirmative Covenants of  the Servicer, the Depositor and Trust...........................12

ARTICLE V
         FURTHER AGREEMENTS......................................................................................13
         Section 5.1.  Obligations Absolute......................................................................13
         Section 5.2.  Reinsurance...............................................................................14
         Section 5.3.  Liability of MBIA.........................................................................14
         Section 5.4.  Fees and Expenses.........................................................................15

ARTICLE VI
         INDEMNIFICATION.........................................................................................15
         Section 6.1.  Indemnification...........................................................................15

ARTICLE VII
         DEFAULTS; REMEDIES......................................................................................17
         Section 7.1.  Events of Default.........................................................................17
         Section 7.2.  Remedies; No Remedy Exclusive.............................................................18
         Section 7.3.  Waivers...................................................................................18

                                       i
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
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ARTICLE VIII
         MISCELLANEOUS...........................................................................................19
         Section 8.1.  Amendments, Etc...........................................................................19
         Section 8.2.  Notices...................................................................................19
         Section 8.3.  No Waiver; Remedies and Severability......................................................20
         Section 8.4.  Payments..................................................................................21
         Section 8.5.  GOVERNING LAW, JURY TRIAL WAIVER; SUBMISSION TO JURISDICTION..............................21
         Section 8.6.  Indenture Trustee Acts or Omissions.......................................................22
         Section 8.7.  Survival of Representations and Warranties................................................22
         Section 8.8.  Bankruptcy................................................................................22
         Section 8.9.  Counterparts..............................................................................22
         Section 8.10.  Paragraph Headings, Etc..................................................................22
         Section 8.11.  Termination..............................................................................23
         Section 8.12.  Further Assurances.......................................................................23
         Section 8.13.  Consent of MBIA or the Initial Purchaser.................................................23


                      INSURANCE AND REIMBURSEMENT AGREEMENT

         THIS INSURANCE AND REIMBURSEMENT AGREEMENT (the "Insurance Agreement") is made as of March 28, 2001 among MBIA INSURANCE CORPORATION, a New York stock insurance company ("MBIA"), ABFS Mortgage Loan Warehouse Trust 2001-1, a Delaware business trust (the "Trust"), ABFS OSO, Inc., a Delaware corporation (the "Depositor"), American Business Credit, Inc., a Pennsylvania corporation ("ABC", and, in its capacity as servicer under the Sale and Servicing Agreement, the "Servicer"), HomeAmerican Credit, Inc., a Pennsylvania corporation d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc., a New Jersey corporation ("ABMS" and, together with ABC and Upland, each an "Originator" and collectively the "Originators"), American Business Financial Services, Inc., a Delaware corporation (the "Guarantor"), The Chase Manhattan Bank, as indenture trustee under the Indenture referred to below (the "Indenture Trustee") and Triple-A One Funding Corporation, a Delaware Corporation (the "Initial Purchaser").

                             PRELIMINARY STATEMENTS

         Pursuant to: (i) the Sale and Servicing Agreement, the Originators will from time to time transfer certain Mortgage Loans to the Depositor and the Depositor will simultaneously transfer such Mortgaged Loans to the Trust and
(ii) the Indenture, dated as of March 1, 2001 (as amended or modified from time to time, the "Indenture"), between the Trust and the Indenture Trustee, the Trust will issue the ABFS Mortgage Loan Warehouse Trust 2001-1, Mortgage Backed Note (the "Note").

         MBIA is authorized to transact a financial guaranty insurance business in the State of New York and has agreed to issue to the Indenture Trustee for the benefit of the Noteholder (as defined in the Indenture) the Insurance Policy (as defined herein) substantially in the form of Exhibit A hereto.

         The parties hereto, among other things, desire to specify the conditions precedent to the issuance by MBIA of the Insurance Policy, the payment of the related premium pursuant to the Premium Supplement (as defined herein) and other amounts in respect thereof, the reimbursement obligations of the Trust to MBIA, the indemnification obligations of the Trust, the Originators, the Depositor and the Servicer hereunder, and to provide for certain other matters related thereto.

         NOW, THEREFORE, in consideration of the premises and of the agreements herein contained and as an inducement to MBIA to issue the Insurance Policy and to set forth the obligations of the Servicer, the Depositor, the Originators and the Trust to reimburse or indemnify, as the case may be, MBIA for the payment of certain amounts as provided herein and in the Premium Supplement, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1. General Definitions. The terms defined in this Article I shall have the meanings provided herein for all purposes of this Insurance Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.

         "ABFS Companies" means the Trust, the Servicer, the Depositor, the Guarantor and the Originators.

         "Affiliate" or "affiliate" has the meaning given to such term in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         "Closing Date" means March 28, 2001.

         "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

         (a) a case or other proceeding has been commenced in any court without the application or consent of such Person, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its assets, or any similar action with respect to such Person under any law (foreign or domestic) relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts and such case or proceeding continues undismissed or unstayed and in effect for a period of 60 days; or an order for relief with respect to such Person has been entered in an involuntary case under the Bankruptcy Code or other similar laws (foreign or domestic) now or hereafter in effect; or

         (b) such Person has commenced a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to, pay its debts generally as they become due.

         "Event of Default" has the meaning specified in Section 7.1.

         "GAAP" means, at any particular time, United States generally accepted accounting principles as in effect at such time, consistently applied.

         "Governmental Authority" shall mean any national government (United States or foreign), any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Insurance Policy" means that certain financial guaranty insurance policy, delivered by MBIA under this Insurance Agreement in favor of the Indenture Trustee for the benefit of the Noteholder, or any successor agreement, instrument or document pursuant to which the payment of principal and interest on the Note is guaranteed by MBIA.

         "Late Payment Rate" means the Prime Rate in effect from time to time plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

         "Premium" has the meaning given such term in the Premium Supplement.

         "Premium Supplement" means that certain Premium Supplement between the Trust and MBIA dated as of the Closing Date, as the same may be amended or otherwise modified from time to time.

         "Prime Rate" means, for any date of determination, the rate of interest most recently published in the New York edition of the Wall Street Journal as the prime rate (any change in such prime rate to be effective on the date such change is published). In the event such rate is not published in such edition of the Wall Street Journal, the "Prime Rate" for such date of determination shall be the rate of interest as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.).

         "Repayment Amount" has the meaning given such term in Section 2.4 hereof.

         "Transaction Documents" has the meaning given to such term in Section 2.2(a).

         "UCC" means the Uniform Commercial Code as enacted and in effect in the state of New York.

         Section 1.2. Generic Terms. All words used herein shall be construed to be of such gender or number as the circumstances require. The words "herein," "hereby," "hereof," "hereto," "hereinbefore" and "hereinafter," and words of similar import, refer to this Insurance Agreement in its entirety and not to any particular paragraph, clause or other subdivision, unless otherwise specified.

                                   ARTICLE II
                       THE INSURANCE POLICY; REIMBURSEMENT

         Section 2.1. Insurance Policy. MBIA agrees, subject to the conditions hereinafter set forth, to issue the Insurance Policy on the Closing Date.

         Section 2.2. Conditions Precedent to Issuance of the Insurance Policy. The obligation of MBIA to issue the Insurance Policy under this Insurance Agreement is subject to the satisfaction of each of the following conditions on the Closing Date:

         (a) Each of the following documents shall have been duly authorized, executed and delivered by each of the parties thereto (other than MBIA) and shall be in full force and effect and in form and substance satisfactory to MBIA and an executed counterpart of each thereof shall have been delivered to MBIA:

             (i) the Sale and Servicing Agreement;

             (ii) the Indenture;

             (iii) the Trust Agreement;

             (iv) the Premium Supplement;

             (v) a specimen of the Note;

             (vi) this Insurance Agreement; and

             (vii) the other documents specified on Schedule 1

(items (i) through (viii), collectively, the "Transaction Documents").

         (b) MBIA shall have received:

             (i) copies certified by the Secretary or an Assistant Secretary or Owner Trustee of each ABFS Company, dated the Closing Date, of each such entity's articles of incorporation, by-laws, limited partnership agreement, Trust Agreement or other organizational documents, as applicable, and the resolutions of each such entity's general partner, members, certificateholders or Board of Directors, as applicable, or a duly authorized committee thereof authorizing its execution and delivery of each of the Transaction Documents executed by such parties and of all documents evidencing other corporate or entity action and governmental approvals, if any, that are necessary for the consummation of the transactions contemplated by the Transaction Documents;

             (ii) a certificate, dated the Closing Date, of the Secretary or an Assistant Secretary or Owner Trustee of each ABFS Company certifying the names and true signatures of their officers authorized to sign the Transaction Documents;

             (iii) a certificate, dated the Closing Date, of a Responsible
                   Officer of each ABFS Company to the effect that the representations and warranties of such party set forth in each Transaction Document to which it is a party (i) are true and correct on the Closing Date as if made on the Closing Date, (ii) inure to the benefit of MBIA and the Initial Purchaser, and (iii) since December 31, 2000, there has been no material adverse change in the business, results of operations or financial condition of such ABFS Company;

             (iv) favorable opinions, dated the Closing Date, satisfactory in form and substance satisfactory to MBIA, from counsel to the ABFS Companies, addressed to MBIA, with respect to such matters as MBIA may reasonably require;

             (v) evidence that UCC-1 financing statements covering (A) the interests of the Indenture Trustee for the benefit of the Noteholder and MBIA created by or pursuant to the Indenture in the Collateral, shall have been executed by the Trust in favor of the Indenture Trustee for the benefit of the Noteholder and MBIA, (B) the interests of the Trust in the Mortgage Loans and related general intangibles created by the Sale and Servicing Agreement shall have been duly executed by the Depositor in favor of the Trust and assigned to the Indenture Trustee and (C) the interests of the Depositor in the Mortgage Loans and related general intangibles created by the Sale and Servicing Agreement shall have been duly executed by each Originator in favor of the Depositor and assigned to the Indenture Trustee, and that each of the financing statements described in clauses (A) through (C) shall have been duly filed in such place or places which, in the opinion of counsel for the Initial Purchaser and MBIA, are necessary or desirable to perfect said interests; and

             (vi) such other documents, certificates, instruments, approvals (and, if requested by MBIA, certified duplicates or executed copies thereof) or opinions as MBIA may reasonably request.

         (c) No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any Governmental Authority which would make any of the transactions contemplated by the Transaction Documents illegal or otherwise prevent the consummation thereof.

         (d) MBIA shall have received an executed copy of all legal opinions, certificates, accountant's reports and other documents required to be furnished by ABFS Companies in connection with the issuance of the Note, pursuant to the Transaction Documents and each such legal opinion or certificate shall be addressed to MBIA and the Initial Purchaser or accompanied by appropriate reliance letters to MBIA except as otherwise agreed by MBIA.

         (e) MBIA shall have received all amounts payable to it on or prior to the Closing Date, if any, as provided in the Premium Supplement.

         (f) MBIA shall have received true and correct copies of all approvals, licenses and consents, if any, required in connection with the Transaction Documents.

         (g) All conditions in the Indenture to the issuance of the Note shall have been satisfied, and all conditions in the Purchase Agreement relating to the Initial Purchasers' obligation to purchase the Note shall have been satisfied.

         (h) MBIA shall have received confirmation that the Note, when issued, will be rated "BBB" by S&P and "Baa2" by Moody's (in each case without giving effect to the Insurance Policy).

         (i) No Default or Event of Default under the Indenture shall have occurred.

         Section 2.3. Premium Supplement. MBIA shall be entitled to receive a Premium for the Insurance Policy in accordance with the terms and conditions of the Premium Supplement and all other related fees and expenses payable pursuant to such Premium Supplement. The Premium shall be paid under the Indenture and shall be nonrefundable without regard to whether MBIA makes any payment under the Insurance Policy or any other circumstances relating to the Note or provision being made for payment of the Note prior to maturity. ABC, in its capacity as Servicer, or as may otherwise be provided in the Indenture, shall cause all payments of Premium to be made by wire transfer to an account designated from time to time by MBIA by written notice to the Servicer or the Indenture Trustee.

         Section 2.4. Reimbursement Obligations. (a) In accordance with the Indenture, MBIA shall be entitled to reimbursement for any payment made under the Insurance Policy or pursuant to Section 2.5 hereof, which reimbursement shall be payable to MBIA on the date that any amount is to be paid pursuant to a Notice for Payment (as defined in the Insurance Policy). Such reimbursement shall be made in an amount (the "Repayment Amount") equal to (i) the sum of the amount paid or to be paid under the Insurance Policy or under Section 2.5 hereof and all amounts previously paid that remain unreimbursed plus (ii) interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unpaid amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate. Such reimbursement shall only be made out of the Collateral as provided in the Indenture and in this Insurance Agreement.

                  (b) In addition to MBIA's right of payment and reimbursement as set forth in Section 2.4(a), each ABFS Company (other than the Trust) agrees to reimburse MBIA (or the Trust, to the extent MBIA has previously been reimbursed for such amount pursuant to Section 2.4(a)) in an amount equal to any payment made under the Insurance Policy or pursuant to Section 2.5 hereof to the extent that such payment arises from any failure by such ABFS Company (i) to repurchase a Mortgage Loan required to be repurchased by it or (ii) to make any payment or remittance required to be made by it pursuant to any Transaction Document, in each case together with interest on any and all such amounts from the date such amount was paid by MBIA under the Insurance Policy until amount is reimbursed in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate. Such right of reimbursement shall be in addition to any and all rights of indemnification or any other rights of MBIA pursuant to the Transaction Documents or under law or equity.

                  (c) Each ABFS Company agrees to reimburse MBIA for any payments made by MBIA on behalf of, or advanced to, such ABFS Company, including, without limitation, any amounts payable by such ABFS Company pursuant to the Transaction Documents; provided that in the case of the Trust, such reimbursement shall be made only out of the Collateral as provided in the Indenture and in this Insurance Agreement.

                  (d) Following termination of the Indenture pursuant to Section
10.01 thereof, the Servicer agrees to reimburse MBIA for any payments required to be made pursuant to the Insurance Policy subsequent to the date of such termination.

                  (e) All amounts to which MBIA is entitled pursuant to this
Section 2.4 are to be immediately due and payable without demand.

             Section 2.5. Option to Fund Payments. MBIA or its designee shall have the option, in lieu of making a payment under the Insurance Policy, to advance to the Indenture Trustee in immediately available funds the amount determined by MBIA to be payable by MBIA under the Insurance Policy. MBIA shall remit any such amount directly to the Indenture Trustee, no later than the time and date payment would otherwise be payable by MBIA under the Insurance Policy. Any such amounts shall be reimbursed in accordance with Section 2.4 hereof.

             Section 2.6. Subrogation. The interests, rights, and remedies of MBIA described in Sections 2.4 and 6.1 of this Insurance Agreement are in addition to, and not in lieu of, equitable rights of subrogation, and MBIA reserves all of such rights. The Trust agrees to take, or cause to be taken, all actions deemed reasonably desirable by MBIA to preserve, enforce, perfect, or maintain the perfection in MBIA's favor of such interests, rights, and remedies and such equitable rights of subrogation.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

             Section 3.1. Representations and Warranties of the ABFS Companies. As of the date hereof and each Subsequent Transfer Date, each ABFS Company represents and warrants, each as to those matters relating to itself, as follows:

             (a) Due Organization and Qualification. Each ABFS Company is either a corporation or a Delaware business trust, duly organized, validly existing and in good standing under the laws of its respective jurisdiction. Each ABFS Company is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the transactions contemplated thereby.

             (b) Power and Authority. Each ABFS Company has all necessary corporate or other power and authority to conduct its business as currently conducted, and to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction contemplated thereby.

             (c) Due Authorization. The execution, delivery and performance of the Transaction Documents by each ABFS Company has been duly authorized by all necessary corporate and other action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or any partners, stockholders or certificateholders, which have not previously been obtained or given by such ABFS Company.

             (d) Noncontravention. Neither the execution and delivery of the Transaction Documents by any ABFS Company, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

                  (i)   conflicts with or results in any breach or violation of
                        (A) any provision of the certificate of incorporation or bylaws or Trust Agreement or other organizational document, as applicable, of any ABFS Company or (B) any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to any ABFS Company or any of their properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over any ABFS Company;

                  (ii) constitutes a default by any ABFS Company under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which any ABFS Company is a party or by which any of their respective properties, which are individually or in the aggregate material to any ABFS Company, is or may be bound or affected; or

                  (iii) results in or requires the creation of any lien upon or in respect of any assets of any ABFS Company (other than the liens created under the Transaction Documents).

             (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting any ABFS Company or any of its or their subsidiaries, or any properties or rights of any ABFS Company or any of its or their subsidiaries, pending or, to any ABFS Company's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to have a material adverse effect on the business, operations or financial condition with respect to any ABFS Company.

             (f) Valid and Binding Obligations. The Note, when executed, authenticated and issued in accordance with the Indenture, and the Transaction Documents, when executed and delivered by each ABFS Company, will constitute the legal, valid and binding obligations of each ABFS Company named as a party thereto, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles.

             (g) Compliance With Securities Laws. The offer and sale of the Note complies in all material respects with all requirements of law, including all applicable registration requirements of applicable securities laws. Neither the offer nor the sale of the Note has been or will be in violation of the Securities Act or any other federal or state securities laws. None of the ABFS Companies is required to be registered as an "investment company" under the Investment Company Act.

             (h) Organizational Documents. Each ABFS Company is in compliance in all material respects with its organizational documents, including without limitation and as applicable, each ABFS Company's articles of incorporation, bylaws, certificate of formation, partnership agreement or Trust Agreement, as applicable.

             (i) Accuracy of Information. All information heretofore furnished by such ABFS Company or any of its Affiliates to the Initial Purchaser or MBIA for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished in writing by such ABFS Company or any of its Affiliates to the Initial Purchaser or MBIA will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

             Section 3.2. Representations and Warranties Incorporated by Reference. This Section 3.2 incorporates by reference the representations and warranties of each ABFS Company contained in the Transaction Documents. Each ABFS Company represents and warrants to MBIA, as of the Closing Date and as of each Subsequent Transfer Date, that each of the representations and warranties made by it in each Transaction Document to which it is a party, each of which is incorporated by reference as if herein written, is true and correct as of the Closing Date and as of each Subsequent Transfer Date.

                                   ARTICLE IV
                                    COVENANTS

             Section 4.1. Affirmative Covenants of the Originators. ABFS and each Originator hereby jointly and severally covenants and agrees that during the term of this Insurance Agreement and so long as any Note is outstanding or any monetary obligation arising hereunder is owing and shall remain unpaid, unless MBIA shall otherwise consent in writing:

             (a) It will furnish to MBIA and the Initial Purchaser the following:

                  (i) as soon as available and in any event within 120 days after the end of each fiscal year of ABFS, a copy of the audited financial statements (including balance sheet, income statement and, if prepared, statement of cash flows) for such year for ABFS and its consolidated subsidiaries, certified by independent public accountants or recognized national standing,

                  (ii) as soon as available and in any event within 45 days after the end of each fiscal quarter of ABFS, a consolidated balance sheet of ABFS and any consolidated subsidiaries of ABFS, as of the end of such quarter, and statements of income of ABFS and any consolidated subsidiaries of ABFS, for such quarter, certified by the chief financial officer or chief accounting officer of ABFS and stating the information set forth therein fairly presents the financial condition of ABFS and any consolidated subsidiaries of ABFS in accordance with GAAP as of and for the periods then ended, subject to normal year-end adjustments as soon as available in any year in which an annual report is prepared, a copy of such report for such year;

                  (iii) together with the financial statements required under each of clauses (i) and (ii), a Compliance Certificate in substantially the form attached as Exhibit H to the Sale and Servicing Agreement signed by the chief financial officer of ABFS and dated the date of such annual or quarterly financial statement, as applicable;

                  (iv) promptly, notice of (A) each action, suit or proceeding before any Governmental Authority which may materially adversely affect its, or any other of its Affiliates, condition or operations, financial or otherwise; and
                         (B) any dispute or the commencement of any proceeding with respect to any of its obligations under the Sale and Servicing Agreement or any other Transaction Document; and (C) such other information respecting its business, properties, condition or operations, financial or otherwise, as MBIA or the Initial Purchaser may from time to time reasonably request; and

                  (v) copies of any material filing which any ABFS Company or Affiliate thereof files with, or delivers to, the Securities and Exchange Commission or any national securities exchange.

             (b) It shall comply with all terms, conditions and covenants made by it in any Transaction Document to which it is a party.

             Section 4.2. Affirmative Covenants of the Servicer, the Depositor and Trust. Each of the Servicer, the Depositor and Trust hereby severally covenants and agrees that during the term of this Insurance Agreement:

             (a) It shall comply with the terms, conditions and covenants of each Transaction Document to which it is a party and shall provide MBIA and the Initial Purchaser with prompt written notice of any breach by any ABFS Company of any provision of any such Transaction Document.

             (b) It shall, within the period of six months prior to the expiration of five years from the Closing Date and each five year anniversary thereafter, file or cause to be filed such continuation statements or amendments or other actions as may be required in order to maintain and continue the protection of the interests of MBIA, the Noteholder and the Indenture Trustee created by or pursuant to the Indenture in the Collateral and other assets pledged to the Indenture Trustee by the Trust and the proceeds thereof.

             (c) It will furnish to MBIA and the Initial Purchaser a copy of each material certificate, report, statement, notice or other written communication furnished by or on behalf of it, if any, to the Indenture Trustee or any Rating Agency concurrently therewith and furnish to MBIA and the Initial Purchaser promptly after receipt thereof, a copy of each material notice, demand or other written communication regarding any Transaction Document to which it is a party received by it from the Indenture Trustee.

             (d) In the case of the Trust only, it will furnish to MBIA and the Initial Purchaser the following:

                  (i) within 90 days after the end of each fiscal year, the annual unaudited balance sheet and income statement (and cash flow statement, if prepared) of the Trust prepared in accordance with GAAP for the period involved and presenting fairly the financial condition of the Trust as of the date thereof; and

                  (ii) promptly, notice of (A) each action, suit or proceeding before any Governmental Authority which may materially adversely affect its condition or operations, financial or otherwise; and (B) any dispute or the commencement of any proceeding with respect to any of its obligations under the Indenture or any Transaction Document; and (C) such other information respecting its business, properties, condition or operations, financial or otherwise, as MBIA may from time to time reasonably request in writing.

             (e) It will, from time to time during regular business hours as requested by MBIA upon reasonable advance written notice, permit MBIA, or its agents or representatives, (i) to examine and make copies of and abstracts from all records in the possession or under the control of such Transaction Party relating to the Trust Fund, and (ii) to visit the offices and properties of such Transaction Party for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Trust Fund or such Transaction Party's performance under any of the Transaction Documents and, in each case, with any of the officers or employees of such Transaction Party having knowledge of such matters.

             (f) It will furnish to MBIA and the Initial Purchaser such other information as MBIA or the Initial Purchaser may reasonably request.


                                   ARTICLE V
                               FURTHER AGREEMENTS

             Section 5.1. Obligations Absolute. The obligations of the ABFS Companies pursuant to this Insurance Agreement are absolute and unconditional and will be paid or performed strictly in accordance with the respective terms thereof, irrespective of:

             (a) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to, the Transaction Documents;

             (b) any amendment or waiver of, or consent to departure from, the Insurance Policy or any of the Transaction Documents;

             (c) the existence of any claim, set off, defense or other rights it may have at any time against the Indenture Trustee, any beneficiary or any transferee of the Insurance Policy (or any persons or entities for whom the Indenture Trustee, any such beneficiary or any such transferee may be acting), MBIA, the Initial Purchaser or any other person or entity whether in connection with the Insurance Policy, any Transaction Documents or any unrelated transaction;

             (d) any statement or any other document presented under the Insurance Policy (including any Notice for Payment) proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

             (e) the inaccuracy or alleged inaccuracy of any Notice for Payment, Noteholder Statement, Servicer Remittance Report or any other report or document upon which any drawing under the Insurance Policy is based;

             (f) payment by MBIA under the Insurance Policy against presentation of a draft or certificate which does not comply with the terms of the Insurance Policy; provided, that such payment shall not have constituted gross negligence of, or willful misconduct by, MBIA;

             (g) the bankruptcy or insolvency of MBIA, the Initial Purchaser, the Trust or any other Person;

             (h) any default or alleged default of MBIA under the Insurance Policy other than a default with respect to payment thereunder;

             (i) any defense based upon the failure of the Indenture Trustee to receive all or part of the proceeds of the sale of the Note or of the Servicer to receive any or all of the Servicing Fee or other compensation required under the Indenture or otherwise, or any nonapplication or misapplication of the proceeds of any drawing upon the Insurance Policy; and

             (j) any other circumstance or happening whatsoever; provided, that the same shall not have constituted gross negligence of, or willful misconduct by, MBIA or a default by MBIA with respect to its payment obligations under the Insurance Policy.

             Section 5.2. Reinsurance. MBIA shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Insurance Policy; provided, that MBIA agrees that any such disposition will not alter or affect in any way whatsoever MBIA's direct obligations hereunder and under the Insurance Policy and provided further that any reinsurer or participant will not have any rights against the Trust, the Depositor, the Originators, the Servicer, the Guarantor, the Noteholder or the Indenture Trustee and that the Trust, the Depositor, the Originators, the Servicer, the Guarantor, the Noteholder and the Indenture Trustee shall have no obligation to have any communication or relationship whatsoever with any reinsurer or participant in order to enforce the obligations of MBIA hereunder and under the Insurance Policy. None of the ABFS Companies may assign its obligations under this Insurance Agreement without the prior written consent of MBIA.

             Section 5.3. Liability of MBIA. Each ABFS Company agrees that neither MBIA, nor the Initial Purchaser, nor any of their respective officers, directors or employees shall be liable or responsible for (except to the extent of its or their own gross negligence or willful misconduct): (a) the use which may be made of the Insurance Policy by or for any acts or omissions of another Person in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of any documents delivered to MBIA or the Initial Purchaser, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged. In furtherance and not in limitation of the foregoing, MBIA and the Initial Purchaser may accept documents that appear on their face to be in order, without responsibility for further investigation.

             Section 5.4. Fees and Expenses. Subject to Section 5.03 of the Sale and Servicing Agreement, the ABFS Companies jointly and severally agree to pay any and all charges, fees, costs and expenses that the Insurer and the Initial Purchaser may reasonably pay or incur (including, but not limited to, attorneys' and accountants' fees and expenses) in connection with the transactions contemplated by the Transaction Documents, including all charges, fees, costs and expenses relating to (i) any accounts established to facilitate payments under the Insurance Policy to the extent MBIA has not been immediately reimbursed on the date that any amount is paid by MBIA under the Insurance Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including, without limitation, instituting, defending, monitoring or participating in any litigation or proceeding (including, without limitation, any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents, in its capacity as such a party, or the transactions contemplated thereby, (iii) the negotiation, preparation, execution and delivery of this Insurance Agreement, the Transaction Documents and all other documents delivered with respect thereto, (iv) any amendment, waiver or other action with respect to, or related to, any Transaction Document, whether or not executed or completed and
(v) rating agency fees. For purposes of the foregoing, MBIA's costs and expenses shall include a reasonable allocation of compensation and overhead attributable to the time of employees of MBIA spent in connection with the actions described in clause (ii) above, and MBIA reserves the right to charge a reasonable fee as a condition to executing any waiver or consent proposed in respect of any of the Transaction Documents. All such charges, fees, costs and expenses shall be payable on the Closing Date (to the extent they are due and payable on or prior to such date) upon the presentation of an invoice for any such charges, fees, costs and expenses, provided that if an invoice therefor is presented subsequent to the Closing Date the amount of such invoice shall be payable on the date it is presented.

                                   ARTICLE VI
                                 INDEMNIFICATION

             Section 6.1. Indemnification.

             (a) In addition to any and all rights of indemnification or any other rights of MBIA or the Initial Purchaser pursuant hereto or under law or equity, each ABFS Company, and any successor thereto agree, to the extent set forth below, to pay, and to protect, indemnify and save harmless, MBIA, the Initial Purchaser and their respective officers, directors, shareholders, employees, agents and each person, if any, who controls either of MBIA or the Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act (each such Person being an "Indemnitee") from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by any Indemnitee (or which may be claimed against any Indemnitee) (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

                  (i) any act or omission of such ABFS Company or the allegation thereof, in connection with the offering, issuance, sale or delivery of the Note;

                  (ii) the breach by such ABFS Company of any of its obligations under this Insurance Agreement or any of the Transaction Documents;

                  (iii) the breach by such ABFS Company of any representation or warranty contained in the Transaction Documents or in any certificate or report furnished or delivered to MBIA or the Initial Purchaser thereunder;

                  (iv) the violation by such ABFS Company of any federal or state laws, rules or regulations relating to the transactions contemplated by the Transaction Documents or the origination or servicing of the Mortgage Loans, including, without limitation, any consumer protection, lending and disclosure laws and any laws with respect to the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Mortgage Loans;

                  (v) the violation by such ABFS Company of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Note or the transactions contemplated by the Transaction Documents; and

                  (vi) the misfeasance or malfeasance of, or negligence or theft committed by, any director, officer, employee or agent of such ABFS Company.

                  Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, for purposes of the indemnification obligations set forth in this Section 6.01, any representation or warranty made by any ABFS Company in any Transaction Document that is qualified or limited "to the knowledge" of such ABFS Company or words of like import shall not be deemed to be so qualified or limited.

                  The obligations of the Guarantor, the Servicer and the Originators under this Section 6.1 shall be joint and several.

             (b) The Servicer and the Originators jointly and severally agree to indemnify the Trust and MBIA for any and all Liabilities, and to pay in advance an amount sufficient to fully protect and compensate the Trust and MBIA for any future risk of loss that is or may be incurred by the Trust or MBIA due to (i) any claim, counterclaim, rescission, setoff or defense asserted by an Obligor under any Mortgage Loan subject to the Federal Trade Commission regulations provided in 16 C.F.R. Part 433 and under any Mortgage Loan which is a "mortgage" as such term is defined in 15 U.S.C. ss. 1602(aa), (ii) any agreement or acquiescence by the Servicer or an Originator to any reduction, rebate, rescheduling or delay of any payments due and owing by any Obligor under any Mortgage Loan based upon an agreement on the part of the Servicer or any

Originator to make or rebate any future payments on such Mortgage Loan, (iii) any agreement on the part of the Servicer or any Originator to make or rebate any future payments on any Mortgage Loan or (iv) any settlement of any judicial proceeding or any claim, action or proceeding of any regulatory body.

             (c) Promptly after receipt by an indemnified party under this
Section 6.1 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any ABFS Company under this Section 6.1, notify such ABFS Company in writing of the commencement thereof, but the omission to so notify any ABFS Company will not relieve such ABFS Company from any liability which such ABFS Company may have to any indemnified party hereunder except to the extent such ABFS Company has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the Servicer of the commencement thereof, the Servicer will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the Servicer to such indemnified party of its election to assume the defense thereof, the ABFS Companies will not be liable to such indemnified party under this Section 6.1 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the parties in any such action include both the indemnified party and any ABFS Company and the indemnified party shall have reasonably concluded that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties and the indemnifying party shall be liable for the expenses of such separate counsel. The indemnifying parties shall not be liable for the expenses of more than one separate counsel.

             (d) The indemnity provisions set forth in this Section 6.1 shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

                                  ARTICLE VII
                               DEFAULTS; REMEDIES

             Section 7.1. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder:

             (a) any failure on the part of any ABFS Company duly to observe or perform in any material respect any of the covenants or agreements on the part of such ABFS Company contained in any Transaction Document, or the failure of any representation or warranty made pursuant to any Transaction Document to be true and correct, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such ABFS Company by the Note Insurer or the Initial Purchaser; or

             (b) any ABFS Company shall fail to pay to MBIA or the Initial Purchaser when due any amount payable by any such ABFS Company under this Agreement or the Transaction Documents and such failure shall remain unremedied for one Business Day; or

             (c) the occurrence of a Servicer Event of Default or an Event of Default under the Indenture (as defined therein); or

             (d) the occurrence of an Event of Bankruptcy with respect to any ABFS Company.

             Section 7.2. Remedies; No Remedy Exclusive.

             (a) Upon the occurrence of an Event of Default, MBIA or the Initial Purchaser may exercise any one or more of the rights and remedies set forth below:

                  (i) exercise any rights and remedies afforded to it under the Transaction Documents in accordance with the terms of the Transaction Documents or direct the Indenture Trustee to exercise such remedies in accordance with the terms of the Transaction Documents; or

                  (ii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due and thereafter to become due under the Transaction Documents, or to enforce performance and observance of any obligation, agreement or covenant of any ABFS Company under the Transaction Documents, as applicable.

             (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or omission to exercise any right or power accruing under the Transaction Documents upon the happening of any event set forth in Section 7.1 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle MBIA or the Initial Purchaser to exercise any remedy reserved to MBIA or the Initial Purchaser in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Article VII.

             Section 7.3. Waivers.

             (a) No failure by MBIA or the Initial Purchaser to exercise, and no delay by MBIA or the Initial Purchaser in exercising, any right hereunder shall operate as a waiver thereof. The exercise by MBIA or the Initial Purchaser of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to MBIA and the Initial Purchaser are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

             (b) MBIA shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by MBIA and delivered to the ABFS Companies. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                  ARTICLE VIII
                                  MISCELLANEOUS

             Section 8.1. Amendments, Etc. No amendment or waiver of any provision of this Insurance Agreement, nor consent to any departure therefrom, shall in any event be effective unless in writing and signed by all of the parties hereto; provided that any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

             Section 8.2. Notices. Except to the extent otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (and if sent by mail, certified or registered, return receipt requested) or by facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) Business Days after being deposited in the mail, postage prepaid, or, in the case of facsimile transmission, when sent, addressed as follows or to such other address or facsimile number as set forth in a written notice delivered by a party to each other party hereto:

         If to the Servicer:
         ------------------

         American Business Credit, Inc.
         c/o American Business Financial Services, Inc.
         Balapointe Office Centre
         111 Presidential Boulevard, Suite 127
         Bala Cynward, Pennsylvania 19004
         Attention:  Jeffery M. Ruben

         If to Upland:
         ------------

         HomeAmerican Credit, Inc., d/b/a Upland Mortgage
         c/o American Business Financial Services, Inc.
         Balapointe Office Centre
         111 Presidential Boulevard, Suite 127
         Bala Cynward, Pennsylvania 19004
         Attention:  Jeffery M. Ruben


         If to ABMS:
         ----------

         American Business Mortgage Services, Inc.
         c/o American Business Financial Services, Inc.

         Balapointe Office Centre
         111 Presidential Boulevard, Suite 127
         Bala Cynward, Pennsylvania 19004
         Attention:  Jeffery M. Ruben

         If to the Guarantor:
         -------------------

         American Business Financial Services, Inc.
         Balapointe Office Centre
         111 Presidential Boulevard, Suite 127
         Bala Cynward, Pennsylvania 19004
         Attention:  Jeffery M. Ruben


         If to the Trust:
         ---------------

         ABFS Mortgage Loan Warehouse Trust 2001-1
         c/o First Union Trust Company, National Association, as Owner Trustee One Rodney Square, 920 King Street, Suite 102
         Wilmington, Delaware 19801
         Attention:  Corporate Trustee Administration


         If to MBIA:
         ----------

         MBIA Insurance Corporation
         113 King Street
         Armonk, New York  10504
         Telephone:  (914) 765-3779
         Facsimile:  (914) 765-3810
         Attn:  Risk Management Consumer Asset-Backed Securities

         If to the Initial Purchaser:
         ---------------------------

         Triple-A One Funding Corporation
         c/o MBIA Insurance Corporation
         113 King Street
         Armonk, New York  10504
         Attn:  Risk Management - Consumer Asset-Backed Securities

         Section 8.3. No Waiver; Remedies and Severability. No failure on the part of MBIA or the Initial Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The parties further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereunder is unavailable or unenforceable shall not affect in any way the ability of any party to pursue any other remedy available to it. In the event any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof.

             Section 8.4. Payments. (a) All payments to MBIA hereunder shall be made in lawful currency of the United States and in immediately available funds and shall be made prior to 2:00 p.m. (New York City time) on the date such payment is due by wire transfer to such office or account as MBIA may direct. Payments received by MBIA after 2:00 p.m. (New York City time) shall be deemed to have been received on the next succeeding Business Day, and such extension of time shall be included in computing interest, commissions or fees, if any, in connection with such payment. (b) Whenever any payment under this Insurance Agreement shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such cases be included in computing interest, commissions or fees, if any, in connection with such payment.

             (c) MBIA shall be entitled to interest on all amounts owed to MBIA under the Transaction Documents at a rate of interest equal to the Late Payment Rate.

             (d) Unless otherwise specified herein, interest payable to MBIA under this Insurance Agreement shall be calculated on the basis of a 360 day year and the actual number of days elapsed and shall be payable on demand.

             Section 8.5. GOVERNING LAW, JURY TRIAL WAIVER; SUBMISSION TO JURISDICTION. THIS INSURANCE AGREEMENT SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INSURANCE AGREEMENT, THE INSURANCE POLICY OR ANY TRANSACTION CONTEMPLATED HEREBY, THEREBY OR BY THE INDENTURE AND FOR ANY COUNTERCLAIM THEREIN.

             EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INSURANCE AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE

GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS INSURANCE AGREEMENT SHALL AFFECT ANY RIGHT THAT A PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS INSURANCE AGREEMENT AGAINST ANY OTHER PARTY OR ITS RESPECTIVE PROPERTIES IN THE COURT OF ANY JURISDICITON.

             Section 8.6. Indenture Trustee Acts or Omissions. Neither MBIA nor the Initial Purchaser nor any of their respective officers, directors, employees or agents shall be liable or responsible for: (i) the use which may be made of the Insurance Policy or for any acts or omissions of the Indenture Trustee or any transferee in connection therewith or (ii) any other circumstances whatsoever in making or failing to make a drawing under the Insurance Policy.

             Section 8.7. Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Insurance Agreement.

             Section 8.8. Bankruptcy. To the extent that the Servicer, the Originators, the Depositor or the Trust makes a payment to MBIA or the Initial Purchaser or MBIA or the Initial Purchaser receives any payment or proceeds with respect to the Repayment Amount or any other amount payable in connection with this Insurance Agreement, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a Indenture Trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent such payment or proceeds are set aside, the Repayment Amount or any other amount payable in connection with this Insurance Agreement or part or parts thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by MBIA or the Initial Purchaser, as applicable.

             Section 8.9. Counterparts. This Insurance Agreement maybe executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

             Section 8.10. Paragraph Headings, Etc. The headings of paragraphs contained in this Insurance Agreement are provided for convenience only. They form no part of this Insurance Agreement and shall not affect its construction or interpretation.

             Section 8.11. Termination. This Insurance Agreement shall terminate on the date that the Indenture terminates. The reimbursement provisions set forth in Sections 2.4 hereof, and the provisions of Section 5.1, Section 5.3,

Section 5.4, Section 6.1 and Section 8.4 hereof and similar indemnification and reimbursement provisions contained in this Insurance Agreement, shall survive the termination of this Insurance Agreement and the termination of the Insurance Policy in whole or in part.

             Section 8.12. Further Assurances. To the extent permitted by law, the ABFS Companies agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as MBIA or the Initial Purchaser may request and as may be required in MBIA's or the Initial Purchaser's judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

             Section 8.13. Consent of MBIA or the Initial Purchaser. In the event that the consent of MBIA or the Initial Purchaser is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by MBIA or the Initial Purchaser, as applicable, in its sole discretion without any implied duty towards any other person, except as otherwise expressly provided therein.

         IN WITNESS WHEREOF, the parties hereto have executed this Insurance Agreement, all as of the day and year first above mentioned.

MBIA INSURANCE CORPORATION

By:
   ----------------------------------
   Name:
   Title

ABFS MORTGAGE LOAN WAREHOUSE TRUST 2001-1, as the Trust
By: FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION
not in its individual capacity but solely as Owner Trustee under the Trust Agreement.

By:
   ----------------------------------
   Name:
   Title


ABFS OSO, INC., as the Depositor

By:
   ----------------------------------
   Name:
   Title


AMERICAN BUSINESS CREDIT, INC., as Originator and Servicer

By:
   ----------------------------------
   Name:
   Title

HOMEAMERICAN CREDIT, INC., as Originator

By:
   ----------------------------------
   Name:
   Title

AMERICAN BUSINESS MORTGAGE SERVICES, INC., as Originator

By:
   ----------------------------------
   Name:
   Title

AMERICAN BUSINESS FINANCIAL SERVICES, INC., as Guarantor

By:
   ----------------------------------
   Name:
   Title

TRIPLE-A ONE FUNDING CORPORATION, as Initial Purchaser

By:  MBIA Insurance Corporation, its Attorney-in-Fact


By:
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   Name:
   Title







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